UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ATTITUDE DRINKS INCORPORATED
(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4.	Proposed maximum aggregate value of transaction

5.	Total fee paid

☐	Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

ATTITUDE DRINKS INCORPORATED
712 U.S. Highway 1, Suite 200
North Palm Beach, FL 33408
Telephone: (561) 227-2727

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Attitude Drinks Incorporated:

This Information Statement is furnished to the stockholders of Attitude Drinks Incorporated, a Delaware corporation (“Attitude” or the “Corporation”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our voting power which includes all of the voting power of the Series A Preferred Stock authorizing the Board of Directors of Attitude to: (i) approve an amendment to the Certificate of Incorporation of the Corporation (the “Amendment”) to effectuate a reverse stock split (the “Stock Split”) of our outstanding shares of common stock by a ratio of not less than 1-for-50 and not greater than 1-for-100, with the exact ratio and effective date of the reverse stock split to be determined by the Board of Directors of the Corporation; (ii) adopt the 2015 Stock Incentive Plan (the “Plan”) and (iii) amend the Certificate of Designations of the Series A Preferred Stock to decrease the number of shares of preferred stock that have been designated as Series A Preferred Stock to 14,999,949 shares of Series A Preferred Stock, resulting in 5,000,000 shares of preferred stock being authorized but not designated (the “Decrease”).

On June 10, 2015, Attitude obtained the approval of the Amendment and the Plan by written consent of one stockholder that held 51% of the voting power of the Corporation as of June 10, 2015, including all of the voting power of the Series A and Series A-1 Preferred Stock. Neither the Amendment nor the amendment to the Certificate of Designations of the Series A Preferred Stock can be effectuated until 20 days after the mailing of this Information Statement and the filing of each with the Secretary of State of the State of Delaware. The Plan will not be effective until 20 days after the mailing of this Information Statement.

ATTITUDE IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on June 10, 2015 (the “Record Date”) will be given a copy of the Information Statement. The date on which this Information Statement will be sent to stockholders of the Corporation will be on or about June 26, 2015.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Roy Warren

Roy Warren, Chairman and Chief Executive Officer

This information statement is being furnished to all holders of the common stock of Attitude and preferred stock in connection with the proposed action by Written Consent to authorize the Board of Directors to carry out the Amendments, effectuate the Plan and effectuate the Decrease.

ITEM 1.

INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock and preferred stock of Attitude, in connection with resolutions of the board of directors and the written consent of the holder of 51% of the voting rights of the stockholders of Attitude which includes all of the Series A and Series A-1 Preferred Stock. This information statement provides public notice of the approval and authorization to effectuate the Amendment, Plan and Decrease to the holders of common stock of Attitude and the holders of Series A of Attitude.

The Board of Directors has unanimously approved the Amendment, Plan, Decrease and a stockholder owning in excess of a majority of the outstanding voting securities of Attitude, including all of the shares of Series A-1 Preferred Stock, has approved the Amendment, the Plan and Decrease. See the caption “Vote Required for Approval” below. The Amendment and Decrease will be effective 20 calendar days after the date this Information Statement is first mailed to our stockholders and after the filing of the required Amendment to the Certificate of Incorporation and Amendment to the Certificate of Designations of the Series A Preferred Stock with the Delaware Secretary of State. The Plan will not be effective until 20 days after the mailing of this Information Statement.

The Quarterly Reports on Form 10-Q for quarterly periods ended June 30, 2014 and September 30, 2014, and the Annual Report on Form 10-K for the year ended March 31, 2014, and any reports on Form 8-K filed by Attitude during the past year with the (the “SEC”) may be viewed on the SEC’s website at www.sec.gov in the Edgar Archives. Attitude is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information,” below.

PROPOSAL 1

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO CONDUCT A REVERSE SHARE STOCK SPLIT OF ATTITUDE’S COMMON STOCK.

Purpose: Attitude’s Board of Directors has unanimously adopted a resolution and a stockholder owning in excess of 51% of the voting power of Attitude approved the Amendment to effectuate the Reverse Stock Split of our outstanding shares of common stock by a ratio of not less than 1-for-50 and not greater than 1-for-100, with the exact ratio and effective date of the Stock Split to be determined by the Board of Directors. The Stock Split would reduce the number of outstanding shares of our common stock. The Board of Directors has determined that it would be in Attitude’s best interest to conduct a reverse stock split of its common stock on no less than a 1-for-50 basis and no greater than a 1-for100 basis and has received the consent of the holders of in excess of a majority of the voting power of Attitude’s securities to authorize the Board of Directors to conduct the Stock Split.

The primary purposes of the Stock Split would be to increase the per share price of Attitude’s common stock which should help Attitude to appeal to a broader range of investors and to generate greater investor interest in Attitude. An increase in Attitude’s common stock price may make its common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients and many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which will reduce the number of potential purchasers of Attitude’s common stock when it is publicly traded if the stock price remains low. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks

For the above reasons, the Board of Directors believes that the Stock Split is in the best interest of Attitude and its stockholders. There can be no assurance, however, that the Stock Split will have the desired benefits. Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of Attitude’s common stock will continue to be based, in part, on Attitude’s performance and other factors unrelated to the number of shares outstanding. There can be no assurance that the market price per share of Attitude’s common stock after the Stock Split and once the stock is trading that it will increase or remain in proportion to the reduction in the number of shares of Attitude’s common stock outstanding before the Stock Split.

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Effects: The Stock Split will provide for the combination of the presently issued and outstanding shares of common stock into a smaller number of shares of identical common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of authorized but unissued shares of common stock. If a 1-for-50 reverse stock split is effectuated, each fifty shares of the presently issued and outstanding common stock on the effective date of the Stock Split will convert into one share of the post-Stock Split common stock. If a 1-for-100 reverse stock split is effectuated, each one hundred shares of the presently issued and outstanding common stock on the effective date of the Stock Split will convert into one share of the post-reverse stock split common stock. The Stock Split will affect all common stockholders uniformly and will have no impact on the par value. A reverse stock split would effect a reduction in the number of shares of common stock issuable upon the exercise or conversion of Attitude’s outstanding stock options, warrants and convertible securities in proportion to the Stock Split ratio. However, the voting power of the Series A Preferred Stock will not be effected by the Stock Split and will remain the same which is approximately 51% of the outstanding voting securities. Additionally, the exercise price of outstanding options and conversion price of convertible securities would increase, likewise in proportion to the Stock Split ratio.

The Board of Directors has indicated that fractional shares will not be issued. Instead, Attitude will issue one full share of the post-Stock Split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Stock Split as that stockholder did immediately prior to the Stock Split, except for minor adjustment as a result of the additional shares that will need to be issued a result of the treatment of fractional shares.

The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purpose other than upon conversion of currently outstanding securities, if the security holders should request conversion.

The Stock Split will be effected by filing an amendment to Attitude’s Certificate of Incorporation with the Delaware Secretary of State’s office and will become effective upon such filing, the timing of which is in the discretion of management.

Attitude is currently authorized to issue 20,000,000,000 shares of its common stock of which 2,265,001,442 shares are currently issued and outstanding and 20,000,000 shares of preferred stock are authorized, of which 19,999,949 are designated as Series A preferred stock and 9,000,000 shares of Series A preferred stock are outstanding, and all 51 shares of Series A-1 Preferred Stock are outstanding. The outstanding shares of Attitude Series A Convertible preferred stock are entitled to vote along with the common stockholders on a six common shares for 1 preferred share basis and will continue after the Stock Split to have six votes per each share of Series A preferred stock outstanding, thus resulting in a slight increase in the voting power of the Series A preferred stock. The Series A- 1 Preferred Stock are entitled to vote along with the common and have voting rights equal to 51% of the outstanding votes and will continue after the Stock Split to have voting rights equal to 51% of the outstanding votes, thus maintaining its voting power after the Stock Split.

Currently, a stockholder holding 30,242 shares of common stock, 9,000,000 shares of Series A Preferred Stock and 51 shares of Series A-1 Preferred Stock representing in excess of 51% of the voting rights has consented in writing to the proposal.

The Stock Split will affect all common holders uniformly and will not have any effect on the stated par value of the common stock.

A reverse stock split would reduce the number of issued and outstanding shares of common stock, but will not reduce the number of preferred shares outstanding or authorized shares of common stock.

Each common stockholder’s percentage ownership interest in Attitude will remain virtually unchanged on the date that the Stock Split is effectuated, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Stock Split. All issued and outstanding options, warrants, and convertible debt securities would be appropriately adjusted for the Stock Split automatically on the effective date of the Stock Split.

As a result of the proposal to conduct the Stock Split, Attitude will have more authorized shares available for issuance than it currently has available and therefore, there is a significant risk of stockholder value represented by the common stock being diluted.  The proposed Stock Split creates a risk that current stockholders of the common stock will see the value of those shares diluted through the issuance of additional authorized but currently unissued shares.  The current net tangible book value per share would be diluted if additional shares are issued without an increase taking place in the net book value of the assets of Attitude.  The current book value of shares held by existing stockholders would not be maintained in the event additional shares are issued.  A 1-for 50 Stock Split will reduce the number of outstanding shares of common stock to approximately 45,300,029; however the authorized shares will remain at 20,000,000,000 and the issuance of the remaining 19,954,699,971 would have a material dilutive effect upon existing stockholders. A 1-for 100 Stock Split will reduce the number of outstanding shares of common stock to approximately 22,650,014; however the authorized shares will remain at 20,000,000,000 and the issuance of the remaining 19,977,349,986 would have a material dilutive effect upon existing stockholders. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions, and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis.

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Because the Stock Split results in an increase in the number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect.  Although the Stock Split is not being undertaken for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of Attitude by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.   Such use of our common stock could render more difficult, or discourage, an attempt to acquire control of Attitude if such transactions were opposed by the Board of Directors.

After the taking of any action to conduct the Stock Split there is not a requirement that stockholders obtain new or replacement share certificates. Each of the holders of record of shares of Attitude’s common stock that is outstanding on the effective date of the Stock Split may contact Attitude’s transfer agent to exchange the certificates for new certificates representing the number of whole shares of post-Stock Split common shares into which the existing shares have been converted as a result of the Stock Split.

PROPOSAL 2

ADOPTION OF THE 2015 STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

The Board of Directors has adopted the Plan. The Board of Directors recommended that the Plan be adopted and approved by our stockholders. The holders of a majority of our outstanding voting stock as of June 10, 2015 have consented to the adoption of the Plan.

The purpose of the Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents.

Stockholder approval of the Plan is required for purposes of compliance with certain exclusions from the imitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as an exhibit.  Stockholders are urged to read the actual text of the Plan in its entirety.

Purpose of the Plan

The Board of Directors believes that the Plan is necessary for Attitude to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently six individuals that would be eligible to participate in the Plan.

Administration

The Plan generally will be administered by our Board of Directors, which may delegate administration of the Plan to the compensation committee of our Board of Directors if such a committee is established at a later date. The administrator of the Plan will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan. The administrator of the Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

As of the date of this Information Statement, there are 100,000,000 shares of our common stock reserved for grants that may be made under the Plan. This number will not be increased unless it is in connection with an amendment to the Plan that is approved by a majority of our stockholders.

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted. The Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162 (m) of the Code.

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Stock Options. The Plan administrator may grant incentive stock options as defined in Section 422 of the Code, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights. The Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan administrator and as set forth in the stock appreciation rights award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards. The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

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Other Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

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Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

PROPOSAL 3

AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A PREFERRED STOCK

PURPOSE:

Attitude’s Board of Directors has unanimously adopted a resolution and a stockholder owning in excess of 51% of the voting power of Attitude, which includes all of the voting power of the Series A and Series A-1 Preferred Stock, approved an amendment to the Certificate of Designations of the Series A Preferred Stock to reduce the number of shares of preferred stock that have been designated as Series A Preferred Stock to 14,999,949 shares of Series A Preferred Stock.

Effects: The Decrease will result in an additional 5,000,000 shares of preferred stock being authorized and available for designation. The Board of Directors has determined that it would be in Attitude’s best interest to effectuate the Decrease in order to provide additional shares of preferred stock that can be designated at a later date with such rights, terms and preferences as shall be determined by the Board of Directors.

The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of preferred stock for any purposes other than as consideration for the exchange of certain outstanding debt of Attitude. The Decrease will be effected by filing an amendment to Attitude’s Certificate of Designations for its Series A Preferred Stock with the Delaware Secretary of State’s office and will become effective upon such filing, which is expected to occur after the twenty day waiting period for the mailing of this Information Statement.

Attitude is currently authorized to issue 20,000,000,000 shares of its common stock of which 2,265,001,442 shares are currently issued and outstanding and 20,000,000 shares of preferred stock are authorized, of which 19,999,949 are designated as Series A Preferred Stock, and 51 shares are designated as Series A-1 Preferred Stock. After the Decrease, without taking into account the stock split, there will be 20,000,000,000 shares authorized of which 2,265,001,442 shares are currently issued and outstanding and 20,000,000 shares of preferred stock authorized, of which 14,999,949 are designated as Series A Preferred Stock, 51 shares are designated Series A-1 Preferred Stock and 5,000,000 shares are not designated.

The Decrease provides the Board of Directors the authority to issue a series of preferred stock that could grant holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends would be declared to common stockholders, and the right to the redemption of such shares possibly together with a premium, prior to the redemption of the common stock. To the extent that we do issue preferred stock, the rights of holders of common stock could be impaired thereby, including without limitation, with respect to liquidation and the value of the outstanding common stock could be diluted through the issuance of additional authorized but currently unissued shares.

Because the Decrease could result in the issuance of preferred stock with greater rights than the common stock, it may be construed as having an anti-takeover effect. Although the Decrease is not being undertaken for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the undesignated preferred stock to continue to maintain or otherwise gain control of Attitude by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Such use of our preferred stock could render more difficult, or discourage, an attempt to acquire control of Attitude if such transactions were opposed by the Board of Directors.

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QUESTIONS AND ANSWERS REGARDING THE PROPOSAL AUTHORIZING THE BOARD OF DIRECTORS TO CONDUCT THE PROPOSED AMENDMENT.

Q.     WHY IS APPROVAL SOUGHT FOR THE PROPOSED STOCK SPLIT OF THE COMMON STOCK?

A. The Board of Directors has approved the Stock Split.  It is the expectation of the Board of Directors that the Stock Split would provide an increase in the per share price of the common stock which should help Attitude appeal to a broader range of investors.

Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO CONDUCT THE PROPOSED STOCK SPLIT?

A. The members of the Board of Directors have unanimously approved the proposal to effectuate the Stock Split of the common stock.

Q. WILL THE PROPOSED STOCK SPLIT RESULT IN ANY TAX LIABILITY TO ME?

A. The proposed Stock Split is intended to be tax free for federal income tax purposes.

Q. WHY IS APPROVAL SOUGHT FOR THE DECREASE?

A. The Board of Directors has approved the Decrease. It is the expectation of the Board of Directors that the additional undesignated shares of preferred stock will be available for business opportunities and to aid in a restructuring of Attitude’s debt.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A PREFERRED STOCK TO DECREASE THE NUMBER OF DESIGNATED SHARES TO 14,999,949?

A. Yes. The members of the Board of Directors have unanimously approved the proposal to effectuate the amendment to the Certificate of Designations of the Series A Preferred Stock to decrease the number of designated shares of Series A Preferred Stock to 14,999,949.

Q. WHAT VOTE OF THE STOCKHOLDER WILL RESULT IN THE PROPOSALS BEING PASSED?

A. To approve the proposals, the affirmative vote of holders of in excess of a majority of the voting rights of the common stock and other shares holding voting rights is required. In addition to approve the decrease, a vote of holders in excess of the majority of Series A Preferred Stock is required. Consents in favor of the proposal have already been received from stockholders holding a majority of the voting securities of Attitude.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO AMEND OUR CERTIFICATE OF INCORPORATION?

A. The Board of Directors has approved the proposed amendment of our Certificate of Incorporation as it is in the best interests of Attitude and the best interests of the current stockholders of Attitude.

Q. WHY HAS THE PROPOSAL BEEN MADE TO ADOPT A STOCK INCENTIVE PLAN?

A. Our Board of Directors believes that the adoption of the 2015 Stock Incentive Plan will increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. Attitude will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Roy Warren, Chief Executive Officer of Attitude Drinks Incorporated, 712 U.S. Highway 1, Suite 200, North Palm Beach, Florida 33408, telephone (561) 227-2727.

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VOTE REQUIRED FOR APPROVAL

The Board of Directors of Attitude have adopted, ratified and approved the proposal to authorize the Amendment, the Decrease and adopt the Plan and stockholders of Attitude holding a majority of the voting power on the Record Date have approved the proposed Amendments and the Plan.

8

DISSENTER’S RIGHTS OF APPRAISAL

The Delaware General Corporation Law does not provide for dissenter’s rights in connection with the proposed Amendment to the Certificate of Incorporation, the proposed Amendment to the Certificate of Designations of the Series A Preferred Stock or the adoption of the Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on June 10, 2015 as the record date for the determination of the stockholders entitled to notice of the action by written consent. As of June 10, 2015, Attitude had issued and outstanding 2,265,001,442 shares of common stock, 9,000,000 shares of Series A preferred stock which convert into 54,000,000 shares of Common Stock, and 51 shares of Series A Preferred Stock having a vote equal to 51% of the outstanding voting securities. A stockholder holding 51.6% of the voting rights of the securities of Attitude including all of the Series A and Series A-1 Preferred Stock, as of the record date has consented to the action required to carry the proposed Amendments and adoption of the Plan.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of Attitude’s capital stock as of June 10, 2015, with respect to: (i) each person known to Attitude to be the beneficial owner of more than five percent (5%) of Attitude’s outstanding shares of Common Stock and Series A and Series A-1 Preferred Stock; (ii) all directors and executive officers of Attitude; and (iii) all directors and executive officers of Attitude as a group. In general, “beneficial ownership” includes those voting and investment power with respect to securities, including rights to acquire Common Stock through the exercise or conversion of securities that are exercisable or convertible currently or become exercisable or convertibles within 60 days of June 10, 2015. Except as indicated otherwise, the person’s name in the table below has sole voting and investment power with respect to all shares shown as beneficially owned by them. As of June 10, 2015, there were 2,265,001,442 shares of Common Stock outstanding, 9,000,000 shares of Series A preferred stock outstanding that convert into 54,000,000 shares of Common Stock, and 51 shares of Series A-1 Preferred Stock outstanding that convert into 306 shares of common stock. The Series A-1 Preferred Stock has voting rights equal to 51% of the outstanding voting securities of Attitude.

Unless otherwise specified, the address of each of the persons listed below is c/o Attitude Drinks Incorporated, 712 U.S. Highway 1, Suite 200, North Palm Beach, Florida 33408.

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			Percent of
			Common	Percentage
	Amount and Nature		Stock	of Total
Name of	of Beneficial Ownership		Beneficially	Voting
Beneficial Owner	of Common Stock		Owned(A)	Power

Executive Officers and Directors

Roy Warren (1)	54,530,548	*	2.41%	51.6%
Chairman of the Board and Chief Executive Officer

H. John Buckman (2)	500,324		**	**
Director

Michael Edwards (3)	500,002		**	**
Director

Tommy E. Kee (4)	1,817,741		**	**
Chief Financial Officer

All officers and directors as a group (4 persons)	57,348,615		2.53%	51.7%

5% Beneficial Owners

Alpha Capital Anstaldt (5)	1,014,793,660		9.99%	9.99%

Southridge Partners II LP (6)	361,102,548		9.99%	9.99%

* Includes all of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock

** Less than 1%

(A)	Percentage calculated based on 2,265,001,442 shares of common stock outstanding at June 10, 2015 plus shares subject to options, preferred stock, convertible notes payable and convertible accrued interest payable currently exercisable or convertible within 60 days of June 6, 2015 that are deemed outstanding for computing the percentage of the person holding such option, preferred stock, convertible note payable or convertible accrued interest payable but are not deemed outstanding for computing the percentage of that person and the group.

(1)

Consists of: (i) 30,242 shares of Common Stock, (ii) 500,000 stock options exercisable within 60 days of June 10, 2015; and (iii) 54,000,306 shares of Common Stock from the potential conversion of 9,000,000 shares of Series A Preferred Stock and 51 shares of Series A-1 Preferred Stock (conversion of 6 shares of Common Stock for each share of Preferred Stock). Each share of the Series A-1 Preferred Stock has voting rights equal to (x) (i) 0.019607 multiplied by the aggregate total of: (A) the issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote, plus (B) the number of votes which all other series or classes of securities other that the Series A-1 Preferred Stock are entitled to cast together with the other holders of Common Stock at the time of the relevant vote divided by (ii) 0.49, minus (y) the numerator. The 51 shares of Series A-1 Preferred Stock currently equal the voting power of 51.6%.

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(2)	Consists of 324 shares of Common Stock and 500,000 stock options exercisable within 60 days of June 10, 2015.

(3)	Consists of two (2) shares of Common Stock and 500,000 stock options exercisable within 60 days of June 10, 2015.

(4)	Consists of two (2) shares of Common Stock and 1,817,739 stock options exercisable within 60 days of June 10, 2015.

(5)	Consists of: (i) 20,000,000 shares of Common Stock; and (ii) convertible notes and accrued interest payable in the total amount of $4,133,374 that are convertible into 7,873,093,257 shares of Common Stock. Alpha Capital Anstaldt (“Alpha”) is contractually limited to beneficial ownership of Attitude equity not to exceed 9.99%. The business address of Alpha is Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein.

(6)	Consists of: convertible notes and accrued interest in the total amount of $748,815 that are convertible into 1,349,638,677 shares of Common Stock. Alpha Capital Anstaldt (“Alpha”) is contractually limited to beneficial ownership of Attitude equity not to exceed 9.99%. The business address of Southridge is 90 Grove Street, Suite 206, Ridgefield, Connecticut 06877.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended March 31, 2014 and quarterly reports on Form 10-Q for the quarter ended, June 30, 2014 and September 30, 2014 and any reports on Form 8-K or other forms which have been filed with the SEC are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 712 U.S. Highway 1, Suite 200, North Palm Beach, Florida 33408 stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: June 25, 2015

By Order of the Board of Directors

/s/ Roy Warren

Roy Warren, Chairman and Chief Executive Officer

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APPENDICES

Exhibit A—Written Consent of Holder of a Majority of the Voting Power of the Company

Exhibit B—Certificate of Amendment to the Certificate of Incorporation

Exhibit C—2015 Stock Incentive Plan

Exhibit D- Certificate of Amendment to Certificate of Designations of Series A Preferred Stock

Exhibit A

STATEMENT OF ACTION

BY WRITTEN CONSENT OF HOLDER OF

A MAJORITY OF THE VOTING POWER

AND A MAJORITY OF THE SERIES A PREFERRED STOCK

Attitude DRINKS INCORPORATED

The undersigned, being the holder of a majority of the total voting power of the capital stock of Attitude Drinks Incorporated, a Delaware corporation (the “Corporation”), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, does hereby consent in writing to and adopt the following resolutions:

RESOLVED, that a reverse stock split of not less than 1-for-50 and not greater than 1-for-100 (as determined by the Corporation’s Board of Directors) of the Corporation’s common stock, without reducing the number of authorized shares or any other class of stock outstanding, be, and hereby is, approved; and

RESOLVED FURTHER, that the 2015 Stock Incentive Plan of the Corporation, in the form attached hereto as Exhibit C, be, and hereby is, approved; and

resolved further, that an amendment to the Certificate of Designations to the Series A Preferred Stocks to reduce the number of shares of preferred stock designated as Series A Preferred Stock to 14,999,949 be, and hereby is, approved.

IN WITNESS WHEREOF, the undersigned holder of a majority of the voting power of the capital stock of the Corporation has executed this Statement of Action by Written Consent as of the 10th day of June, 2015.

/s/ Roy Warren
Roy Warren
100% of Series A
Preferred Stock

Exhibit B

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

ATTITUDE DRINKS INCORPORATED

ATTITUDE DRINKS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.  The name of the Corporation is “ATTITUDE DRINKS INCORPORATED.”

2.  The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on October 31, 2007 (the “Restated Certificate of Incorporation”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 and Section 228 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate of Incorporation of the Corporation as follows:

ARTICLE FOURTH of the Restated Certificate of Incorporation is hereby amended by adding at the end thereof the following:

“Effective upon the effective time of this Certificate of Amendment to the Restated Certificate of Incorporation (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that every [              ] shares of issued Common Stock immediately prior to the Effective Time are reclassified into one (1) share of Common Stock. Notwithstanding the foregoing, no fractional shares of Common Stock shall be issued as a result of the reclassification and any fraction of a share of Common Stock that would otherwise have resulted from the foregoing stock split will be eliminated by rounding such fraction up to the nearest whole share. Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified; provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”

All other aspects of Article FOURTH shall remain unchanged.

3.  This Certificate of Amendment shall be effective [                                     ] at 5:00 P.M. Eastern Daylight Time.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by Roy Warren, its Chief Executive Officer, this        day of _________   , 20__.

/s/ Roy Warren
Roy Warren Chief Executive Officer

Exhibit C

ATTITUDE DRINKS INCORPORATED

2015 STOCK INCENTIVE PLAN

1.	Establishment and Purpose.

The purpose of the Attitude Drinks Incorporated (the “Company”) 2015 Stock Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.	Administration of the Plan.

The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors (the “Committee”). The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.	Definitions.

(a) “Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h) “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i) “Company” shall mean Attitude Drinks Incorporated, a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j) “Company Stock” shall mean the common stock of the Company, par value $.00001 per share.

(k) “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l) “Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o) “Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q) “Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r) “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w) “Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z) “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa) “Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(bb) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee) “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4.	Stock Subject to the Plan.

(a) Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Fifty-one Million (51,000,000) shares after the stock split using a 50 for 1 split if elected or Twenty-five Million and Five Hundred Thousand (25,500,000) shares after the stock split using a 100 for 1 stock split if elected. Notwithstanding the foregoing, of the elected Fifty-one Million (51,000,000) or Twenty-five Million and Five Hundred Thousand (25,500,000) shares originally reserved for issuance under this Plan, no more than Twenty Percent (20%) of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Individual Limitation. To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards awarded to any one Participant during any tax year of the Company, shall not exceed 50% of the total shares (subject to adjustment as provided herein).

(c) Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d) Reuse of Shares. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.	Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.	Awards Under the Plan.

(a) Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b) Stock Options.

(i) Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii) Identification. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c) Special Requirements for Incentive Stock Options.

(i) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d) Stock Appreciation Rights.

(i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e) Restricted Stock and Stock Bonus.

(i) The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv) If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

 (f) Performance Awards.

(i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1 /2 months after the end of the year in which the Participant has a legally binding vested right to such award.

 (ii) In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25% of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) scientific progress, (2) product development progress, (3) business development progress, including in-licensing, (4) sales, (5) sales growth, (6) earnings growth, (7) cash flow or cash position, (8) gross margins, (9) stock price, (10) financings (issuance of debt or equity), (11) market share, (12) total stockholder return, (13) net revenues, (14) earnings per share of Company Stock; (15) net income (before or after taxes), (16) return on assets, (17) return on sales, (18) return on assets, (19) equity or investment, (20) improvement of financial ratings, (21) achievement of balance sheet or income statement objectives or (22) total stockholder return. (23) earnings from continuing operations; levels of expense, cost or liability, (24) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), (25) cost reduction goals, (26) business development goals (including without limitation regulatory submissions, product launches and other business development-related opportunities), (27) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (28) meeting specified market penetration or value added goals, (29) development of new technologies (including patent application or issuance goals), (30) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, and (31) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g) Other Stock- or Cash-Based Awards.

(i) The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $3,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii) Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v) Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i) Payment of Award Price.

(i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.	Termination of Employment.

(a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f) Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.	Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b) With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c) For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity.

(d) Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.	Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.	No Special Employment Rights, No Right to Award.

(a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct there from an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b) Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.	Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next annual meeting of its stockholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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Approved and adopted by the Board of Directors this 10th day of June, 2015.

EXHIBIT D

CERTIFICATE OF AMENDMENT

TO THE
CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES

AND RIGHTS OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
ATTITUDE DRINKS INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

The undersigned, for the purpose of amending the Certificate of Designations, Powers, Preferences, and Rights of Series A Convertible Preferred Stock of Attitude Drinks Incorporated (the “Corporation”), filed with the Secretary of State of the State of Delaware on or about June 2, 2006 and subsequently amended on September 19, 2009 and January 9, 2013 (the “Certificate of Designations”), pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY, as follows:

FIRST: That the Certificate of Designations is hereby amended such that Section 2(A) of the Certificate of Designations is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

2.

Rights, Powers, and Preferences

The Series A shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

A.	Designation and Amount. Out of the Twenty Million (20,000,000) shares of the $.00001 par value authorized preferred stock, Fourteen Million Nine Hundred Ninety Nine Thousand Nine Hundred Forty Nine (14,999,949) shares shall be designated as shares of “Series A,” and Fifty One (51) shares shall be designated as shares of “Series A-1.” The term “Series A” as used herein shall include the term “Series A-1” except in this Section 2.A. and Section 2.D.

SECOND: That the foregoing amendment was duly authorized by the Board of Directors of the Corporation and by the written consent of the stockholders of the corporation in accordance with the provisions of Sections 228 and 242 of the DGCL.

IN WITNESS WHEREOF, Attitude Drinks Incorporated has caused this Certificate of Amendment to the Certificate of Designations, Powers, Preferences, and Rights of Series A Convertible Preferred Stock to be duly executed this ____ day of July, 2015.

ATTITUDE DRINKS INCORPORATED

By:
Name: Roy G. Warren
Title: Chief Executive Officer